                               SCHEDULE 14A INFORMATION
                   PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the apprporiate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                  ------------------------------------------

                        ADVANTAGE MARKETING SYSTEMS, INC.

                  ------------------------------------------

                  (Name of Person(s) Filing Proxy Statement,
                         if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

ADVANTAGE MARKETING SYSTEMS, INC.
                                        2601 Northwest Expressway, Suite 1210W
                                        Oklahoma City, Oklahoma  73112-7293
                                        Telephone:  (405) 842-0131


                               NOTICE OF ANNUAL MEETING


TO THE SHAREHOLDERS:

     The Annual Meeting of the Shareholders of Advantage Marketing Systems, Inc., an Oklahoma corporation (the "Company"), will be held at the Westin Hotel, One North Broadway, Oklahoma City, Oklahoma, on July 16, 1999, commencing at 5:00 p.m., Central Daylight-Savings Time, and thereafter as it may be adjourned from time to time, for the following purposes:

1. To elect one director of the Company to hold office until the 2002 annual meeting of shareholders and until his successor shall have been duly elected and qualified;

2. To consider and act upon a proposal to ratify the appointment of Deloitte & Touche LLP as the independent auditor of the Company for 1999; and

3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Holders of record of Common Stock at the close of business on May 21, 1999, are entitled to notice of and to vote at the meeting or any adjournment thereof, notwithstanding transfer of any stock on the books of the Company after such record date. The accompanying Proxy Statement contains information regarding the matters to be considered at the Annual Meeting. Copies of this Notice and the accompanying Proxy Statement were first mailed to Shareholders on or about June 4, 1999. For reasons set forth in the attached Proxy Statement, the Board of Directors recommends a vote "FOR" the matters being voted upon.

     YOUR ATTENDANCE OR PROXY IS IMPORTANT TO ASSURE A QUORUM AT THE ANNUAL MEETING. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON ARE REQUESTED TO COMPLETE AND RETURN THE ENCLOSED PROXY, USING THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED FROM WITHIN THE UNITED STATES. ANY PERSON GIVING A PROXY HAS THE POWER TO REVOKE IT AT ANY TIME PRIOR TO ITS EXERCISE AND, IF PRESENT AT THE ANNUAL MEETING, MAY WITHDRAW IT AND VOTE IN PERSON. ATTENDANCE AT THE ANNUAL MEETING IS LIMITED TO SHAREHOLDERS, THEIR PROXIES AND INVITED GUESTS OF THE COMPANY. ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING.

                                   BY ORDER OF THE BOARD OF DIRECTORS:




                                   Roger P. Baresel, Corporate Secretary
Oklahoma City, Oklahoma
June 4, 1999

                                PROXY STATEMENT

                             ---------------------

                       ADVANTAGE MARKETING SYSTEMS, INC.
                     2601 NORTHWEST EXPRESSWAY, SUITE 1210W
                       OKLAHOMA CITY, OKLAHOMA 73112-7293
                               (405) 842-0131

                             ---------------------

                        ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JULY 16, 1999


                        SOLICITATION AND REVOCATION OF PROXIES

     This Proxy Statement is furnished to the shareholders of Advantage Marketing Systems, Inc. (the "Company") in connection with an Annual Meeting (the "Annual Meeting") of the holders of the Common Stock of the Company (the "Shareholders") to be held at 5:00 p.m., Central Daylight-Savings Time, on July 16, 1999, at the Westin Hotel, One North Broadway, Oklahoma City, Oklahoma, and any adjournment thereof. This Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders and Proxy were first mailed on or about June 4, 1999, to Shareholders of record on May 21, 1999.

     If the accompanying Proxy is properly executed and returned, the shares of Common Stock represented by the Proxy will be voted at the Annual Meeting. If a Shareholder indicates in his, her or its Proxy a choice with respect to any matter to be acted upon, that Shareholder's shares will be voted in accordance with such choice. If no choice is indicated, such shares will be voted "FOR" the election of the nominee for director listed below and the ratification of the appointment of the independent auditor. The Shareholders will also consider and vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof. The Board of Directors of the Company knows of no business that will be presented for consideration at the Annual Meeting, other than matters described in this Proxy Statement. A Shareholder giving a Proxy may revoke it by giving written notice of revocation to the Secretary of the Company at any time before the Proxy is voted, by executing another valid proxy bearing a later date and delivering such proxy to the Secretary of the Company prior to or at the Annual Meeting, or by attending the Annual Meeting and voting in person.

     Neither the corporate laws of the state of Oklahoma, the state in which the Company is currently incorporated, nor the Company's Certificate of Incorporation or Bylaws have any provisions regarding the treatment of abstentions and broker non-votes. It is the Company's policy (i) to count abstentions or broker non-votes for purposes of determining the presence of a quorum at the Annual Meeting, (ii) to treat abstentions as votes not cast but to treat them as shares represented at the Annual Meeting for determining results on actions requiring a majority vote, and (iii) to consider neither abstentions nor broker non-votes in determining results of plurality votes.

     The expenses of this proxy solicitation, including the cost of preparing and mailing this Proxy Statement and accompanying Proxy will be borne by the Company. Such expenses will also include the charges and expenses of banks, brokerage firms, and other custodians, nominees or fiduciaries for forwarding solicitation material regarding the Annual Meeting to beneficial owners of the Company's Common Stock. Solicitation of proxies may be made by mail, telephone, personal interviews or by other means by the Board of Directors or employees of the Company who will not be additionally compensated therefor, but who may be reimbursed for their out-of-pocket expenses in connection therewith.


                        SHAREHOLDERS ENTITLED TO VOTE

     The Shareholders entitled to vote at the Annual Meeting are the holders of record, at the close of business on May 21, 1999 (the "Record Date"), of the 4,141,014 shares of Common Stock then outstanding. Each holder of a share of Common Stock outstanding on the Record Date will be entitled to one vote for each share held on each matter presented at the Annual Meeting. The Company's officers and directors own a total of 584,310 shares, or 14.1 percent of the issued and outstanding Common Stock, and intend to vote all of such shares in favor of the matters to be voted upon at the Annual Meeting. There is no cumulative voting with respect to the election of directors. The presence in person or by proxy of the holders of a majority of the shares of Common Stock issued and outstanding at the Annual Meeting will constitute a quorum for the transaction of business. All matters to be brought before the Annual Meeting will require the affirmative vote of a majority of the shares of Common Stock present at the Annual Meeting in person and by proxy and entitled to vote. Votes will be tabulated by an inspector of election appointed by the Board of Directors of the Company.

     THIS PROXY STATEMENT HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF THESE TRANSACTIONS NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

            SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

GENERAL

     The following table presents certain information as to the beneficial ownership of the Common Stock as of May 21, 1999 by (i) the only persons known by the Company to own beneficially more than five percent thereof, (ii) each Director and nominee for Director of the Company, (iii) the executive officers of the Company, and (iv) the Executive Officers and Directors as a group, together with their percentage holdings of the outstanding shares. All persons listed have sole voting and investment power with respect to their shares unless otherwise indicated. For purposes of the following table, the number of shares and percent of ownership of outstanding Common Stock that the named person beneficially owned includes shares of Common Stock that such person has the right to acquire within 60 days of May 21, 1999, which are deemed to be outstanding, but which are not deemed to be outstanding for the purposes of computing the number of shares beneficially owned and percent of outstanding Common Stock of any other named person.

                                                Shares               Percent of
Name and Address of                          Beneficially            Outstanding
 Beneficial Owner                               Owned                  Shares
-------------------                          ------------            -----------
John W. Hail(1)(2).......................      580,923                  13.2%

Curtis H. Wilson, Sr.(1)(3)..............      281,246                   6.4%

Roger P. Baresel(1)(4)...................      178,873                   4.2%

Harland C. Stonecipher(5)................      180,768                   4.4%

R. Terren Dunlap(1)(6)...................       37,500                    .9%

Executive Officers and
  Directors as a group
  (five persons)(7)......................    1,259,310                  26.2%


(1) A Director or an executive officer of the Company, with a business address of 2601 Northwest Expressway, Suite 1210W, Oklahoma City, Oklahoma 73112-7293.

(2) The number of shares and each percentage presented includes (i) 250,000 shares of Common Stock that are subject to currently exercisable stock options and 1,000 shares of Common Stock that are subject to currently exercisable Redeemable Common Stock Purchase Warrants held by Mr. Hail,
     (ii) 17,105 shares of Common Stock and 1,000 shares of Common Stock that are subject to currently exercisable Redeemable Common Stock Purchase Warrants owned by corporations controlled by Mr. Hail, (iii) 1,000 shares of Common Stock and 1,000 shares of Common Stock that are subject to currently exercisable Redeemable Common Stock Purchase Warrants held by Helen Hail, wife of Mr. Hail, with respect to which Mr. Hail disclaims any beneficial interest.

(3) The number of shares and each percentage presented includes 250,000 shares of Common Stock that are subject to currently exercisable stock options held by Mr. Wilson and 12,338 shares of outstanding Common Stock and 3,000 shares of Common Stock that are subject to currently exercisable Redeemable Common Stock Purchase Warrants held by Ruth Wilson, wife of Mr. Wilson, with respect to which Mr. Wilson disclaims any beneficial interest.

(4) The number of shares consist of and each percentage presented includes (i) 7,500 shares of outstanding Common Stock jointly held by Mr. Baresel and his wife, Judith A. Baresel, (ii) 2,000 shares of Common Stock subject to currently exercisable 1997-A Warrants and 1,000 shares of Common Stock that are subject to currently exercisable Redeemable Common Stock Purchase Warrants held by Mr. Baresel, (iii) 22,500 shares of Common Stock that are subject to currently exercisable stock options held by Mr. Baresel and (i) 24,873 shares of outstanding Common Stock held by Mrs. Baresel, (ii) 87,500 shares of Common Stock that are subject to currently exercisable stock options and 6,000 shares of Common Stock that are subject to currently exercisable Redeemable Common Stock Purchase Warrants held by Mrs. Baresel, and (iii) 12,500 shares of Common Stock that are subject to currently exercisable stock options held by Mrs. Baresel as the custodian for the benefit of the children of Mr. and Mrs. Baresel, with respect to which Mr. Baresel disclaims any beneficial interest.

(5) Mr. Stonecipher is a Director of the Company with a business address of 321 East Main Street, Ada, Oklahoma 74820, and Chairman of the Board and Chief Executive Officer of Pre-Paid Legal Services, Inc. The number of shares consist of and each percentage presented is based upon 180,768 shares of outstanding Common Stock held by Pre-Paid Legal Services, Inc., which may be deemed to be beneficially owned by Mr. Stonecipher.

(6) The number of shares consist of and each percentage presented is based upon 37,500 shares of Common Stock that are issuable upon exercise of stock options.

(7) The number of shares and each percentage presented includes 2,000 shares of Common Stock subject to currently exercisable 1997-A Warrants, 13,000 shares of Common Stock that are subject to currently exercisable Redeemable Common Stock Purchase Warrants and 660,000 shares of Common Stock that are issuable upon exercise of other currently exercisable stock options held by the executive officers and directors as a group.



                                     PROPOSAL ONE

                                ELECTION OF DIRECTORS

     The Bylaws of the Company provide that the Board of Directors of the Company (the "Board of Directors") shall consist of not less than one nor more than twelve directors, as determined from time to time by resolution of the Board of Directors. The number of directors is currently fixed at five. Pursuant to the terms of the Company's Bylaws, the directors are divided into three classes. Class I Directors hold office for a term expiring at the annual meeting of shareholders to be held in 1999, Class II Directors hold office for a term expiring at the annual meeting of shareholders to be held in 2000, and Class III Directors hold office for a term expiring at the annual meeting of shareholders to be held in 2001. Each director will hold office for the term to which he is elected and until his successor is duly elected and qualified. Mr. Stonecipher is serving as a Class I Director under a term expiring in 1999, Messrs. Wilson and Dunlap are serving as Class II Directors under terms expiring in 2000, and Messrs. Hail and Baresel are serving as Class III Directors under terms expiring in 2001. At each annual meeting of the shareholders of the Company, the successor to a member of the class of directors whose term expires at such meeting will be elected to hold office for a term expiring at the annual meeting of shareholders held in the third year following the year of his election.

     The Board of Directors has nominated Harland C. Stonecipher for re-election as a director for a term ending in 2002 and until his successor shall have been duly elected and qualified. The persons named as proxies in the accompanying Proxy, who have been designated by the Board of Directors, intend to vote, unless otherwise instructed in the Proxy, for the election of Mr. Stonecipher. Should any nominee named herein become unable for any reason to stand for election as a director of the Company, it is intended that the persons named in the Proxy will vote for the election of such other person as the Board of Directors may recommend. The Company knows of no reason why the nominee will be unavailable or unable to serve.

     The affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote, is required for the election of a director. An abstention from voting and broker non-votes will be tabulated as a vote withheld on the election, but will be included in computing the number of shares present for purposes of determining the presence of a quorum for the Annual Meeting and whether a nominee has received the vote of a majority of the shares present at the Annual Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"  THE RE-ELECTION OF HARLAND
C. STONECIPHER TO THE BOARD OF DIRECTORS. PROXIES SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY A CONTRARY CHOICE.

INFORMATION ABOUT EACH DIRECTOR AND NOMINEE DIRECTOR OF ADVANTAGE MARKETING SYSTEMS, INC.

     JOHN W. HAIL, age 69, is the founder of Advantage Marketing Systems, Inc. and has served as its Chief Executive Officer and Chairman of the Board of Directors of the Company since its inception in June 1988. During 1987 and through May 1988, Mr. Hail served as Executive Vice President, Director and Agency Director of Pre-Paid Legal Services, Inc., a public company engaged in the sale of legal services contracts, and also served as Chairman of the Board of Directors of TVC Marketing, Inc., the exclusive marketing agent of Pre-Paid Legal Services, Inc.

     CURTIS H. WILSON, SR, age 73, has served as Vice-Chairman of the Board of Directors of the Company since June 1988. From January 1984 to June 1988, Mr. Wilson was Executive Vice President of TVC Marketing, Inc.

     ROGER P. BARESEL, age 44, has served as Vice President, Chief Financial Officer, Secretary and a Director of the Company since June 1995, and in July 1995, he became President. Mr. Baresel is a Certified Public Accountant and holds a Master of Business Administration degree. From 1988 until joining the Company full-time in 1995, he maintained an accounting practice, specializing in providing consulting services to small and growing businesses and provided consulting services to the Company.

     R. TERREN DUNLAP, age 54, has served as a Director of the Company since June 1995. He is Chief Executive Officer of DuraSwitch Industries, Inc., a company formed in 1997 that developed and distributes electronic switches. He served as Vice President-International Development of the Company from June 1995 through March 1996. Mr. Dunlap is a Director and the co-founder, and from 1984 and until March 1994 served as Chief Executive Officer and Chairman of the Board, of Go-Video, Inc., a developer and distributor of consumer electronics products.

     HARLAND C. STONECIPHER, age 60, has served as a Director of the Company since August 1995. Mr. Stonecipher has been Chairman of the Board and Chief Executive Officer of Pre-Paid Legal Services, Inc. since its inception in 1972.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     During 1998, the Board of Directors held one meeting and took action 10 times through unanimous approval of a written record and memorandum of action in lieu of meeting. All of the directors were present at the meeting. The Board of Directors does not have any standing nominating committee. The only committee that it has is the audit committee established in 1997 consisting of Messrs. Stonecipher and Dunlap. Nominations of candidates for election as directors of the Company may be made at a meeting of Shareholders by or at the direction of the Board of Directors or by any Shareholder entitled to vote at such meeting. The Company's Bylaws provide that the annual meeting of Shareholders will be fixed by the Board of Directors.


                   COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

SUMMARY COMPENSATION TABLE

     EXECUTIVE OFFICERS OF THE COMPANY. The following table sets forth certain information relating to compensation paid to or accrued for the named executive for services rendered during the years ended December 31, 1998, 1997 and 1996.

                                                                                                          Long-Term
                                                                                                         Compensation
                                                       Annual Compensation                             Award of Options
Name and Principal Position                 Year       Salary(1)       Bonus        Other(2)           Number of Shares
---------------------------               --------     ---------     ------=--      ---------          ----------------
John W. Hail............................    1998       $60,000        $16,565       $    --                100,000(3)
  Chief Executive Officer                   1997        56,539           --              --                100,000(3)
                                                                                                           100,000(3)
                                            1996          --             --           22,000                   --

------------------------
(1)  Dollar value of base salary earned during the year.
(2) The Company furnishes the use of an automobile to Mr. Hail, the value of which is not greater than $5,000 annually. During 1996, the Company made non-interest bearing advances to the John Hail Agency, Inc., an affiliate of Mr. Hail, of $22,000.
(3) During 1997 the Company granted 100,000 stock options to Mr. Hail pursuant to the Company's Stock Option Plan, each exercisable for the purchase of one share of Common Stock at an exercise price of $6.00 per share (the market value of the Common Stock on the date of grant). These options were surrendered by Mr. Hail during 1997 in exchange for 100,000 stock options having the same terms other than an exercise price of $2.70 per share of Common Stock (which was equal to the fair value of the Common Stock on the date of exchange). These options were surrendered by Mr. Hail on October 8, 1998 in exchange for 100,000 stock options having the same terms other than an exercise price of $1.75 per share of Common Stock (which was equal to the fair value of the Common Stock on the date of exchange).

AGGREGATE OPTION GRANTS AND EXERCISES IN 1998 AND YEAR-END OPTION VALUES

     STOCK OPTIONS AND OPTION VALUES. During 1997 the Company granted 100,000 stock options to Mr. Hail pursuant to the Company's Stock Option Plan, each exercisable for the purchase of one share of Common Stock at an exercise price of $6.00 per share. These options were surrendered by Mr. Hail in exchange for 100,000 stock options having the same terms other than an exercise price of $2.70 per share of Common Stock. These options were surrendered by Mr. Hail on October 8, 1998 in exchange for 100,000 stock options having the same terms other than an exercise price of $1.75 per share of Common Stock. The following table sets forth information related to options granted to the named executive officer during 1998.


                                                                        Individual Grants
                                                    ---------------------------------------------------------------
                                                                          Percent of
                                                                         Total Options
                                                       Number              Granted to       Exercise
                                                     of Options            Employees        Price Per   Expiration
                                                       Granted              in 1998           Share        Date
                                                     ----------          --------------     ---------   ----------
John W. Hail, Chief Executive Officer . . . . .       100,000(1)             13.3%           $1.75        5/20/07

------------------------
(1) Only includes those stock options that were granted and not surrendered during 1998.

     AGGREGATE STOCK OPTION EXERCISE AND YEAR-END AND OPTION VALUES. The following table sets forth information related to the number and value of options held by the named executive officer at December 31, 1998. During 1998, no options to purchase Common Stock were exercised by the named executive officer.

                                                                                            Value of Unexercised
                                                      Number of Unexercised                      In-the-Money
                                                          Options as of                         Options as of
                                                        December 31, 1998                    December 31, 1998(1)
                                               -----------------------------------     ----------------------------------
Name                                           Exercisable          Unexercisable      Exercisable        Unexercisable
                                               -----------          -------------      ------------         -------------
John W. Hail, Chief Executive Officer . . . .    150,000              100,000              $ -0-             $25,000

------------------------
(1) The closing sale price of the Common Stock as reported on the Nasdaq SmallCap Market on December 31, 1998 was $2.00. The per-share value is calculated based on the applicable closing highest bid price per share, minus the exercise price, multiplied by the number of shares of Common Stock underlying the options.

COMPENSATION OF DIRECTORS

     Directors who are not employees of the Company receive $250 for each Board meeting attended. Directors who are also employees of the Company receive no additional compensation for serving as Directors. The Company reimburses its Directors for travel and out-of-pocket expenses in connection with their attendance at meetings of the Board of Directors. The Company's Bylaws provide for mandatory indemnification of directors and officers to the fullest extent permitted by Oklahoma law.

                                     PROPOSAL TWO

                  RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

     The Board of Directors has appointed Deloitte & Touche LLP as the independent auditor of the Company for the fiscal year ending December 31, 1999 Deloitte & Touche LLP has been the independent auditor of the Company since 1990, and, prior to its merger with Touche Ross & Co., Deloitte, Haskins & Sells had been the independent auditor of the Company since its inception. A proposal will be presented at the Annual Meeting asking the Shareholders to ratify the appointment of Deloitte & Touche LLP as the Company's independent auditor. If the Shareholders do not ratify the appointment of Deloitte & Touche LLP, the Board of Directors will reconsider the appointment. The affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting and voting on this proposal is required for the adoption of this proposal. Abstentions and broker non-votes will not be tabulated as negative votes on this proposal, but will be included in computing the number of shares present for purposes of determining the presence of a quorum for the Annual Meeting and whether this proposal has received the vote of a majority of the shares present at the Annual Meeting.

     A representative of Deloitte & Touche LLP will be present at the Annual Meeting. Such representative will be given the opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT AUDITOR. PROXIES SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY A CONTRARY CHOICE.

                                 CERTAIN TRANSACTIONS

     Set forth below is a description of transactions entered into between the Company and certain of its officers, directors and shareholders during the last two years. Certain of these transactions may result in conflicts of interest between the Company and such individuals. Although these persons have fiduciary duties to the Company and its shareholders, there can be no assurance that conflicts of interest will always be resolved in favor of the Company.

     John W. Hail, Chief Executive Officer and Chairman of the Board of Directors of the Company, is the sole director and shareholder of the John Hail Agency, Inc. ("JHA"). Pursuant to an unwritten agreement, the Company provided office space, utilities and supplies, as well as an occasional part-time administrative staff person, through June 30, 1996, to JHA for a monthly payment of $1,000 as reimbursement of the Company's costs. In addition, the Company made non-interest bearing advances to JHA of $22,000 and $87,684 during the years ended December 31, 1996 and 1995, respectively. Effective June 30, 1996, the Company adopted a policy to not make any further advances to JHA, and JHA executed a promissory note payable to the Company in the principal amount of $73,964 bearing interest at eight percent per annum and payable in 60 installments of $1,499 per month. JHA has made repayments of these advances of $54,780, $13,042 during the fiscal years ended December 31, 1998 and 1997,
respectively.    As of December 31, 1998 the note has been paid in full.

     During 1995, John W. Hail individually entered into lease agreements covering telephone equipment and related software and requiring monthly rental payments. Such equipment and software are utilized exclusively by the Company. During the years ended December 31, 1998 and 1997, the Company made aggregate payments pursuant to such lease agreements of $17,939 and $19,427, respectively. As of December 31, 1998 these leases had been terminated.

     During the years ended December 31, 1998 and 1997, the Company paid Curtis
H. Wilson, Sr., a Director of the Company, sales commissions of $62,555 and $32,886, respectively. These commissions were based upon purchases by Mr. Wilson and his downline distributors in accordance with the Company's network marketing program in effect at the time of the sales.

     During the first quarter of 1998, the Company agreed to loan John Hail up to $250,000. Subsequently the Company agreed to loan up to an additional $75,000. The loan is secured, bears interest at eight percent per annum and is due on March 31, 1999. The loan has been extended until March 31, 2000. As of December 31, 1998, the balance due on this loan was $293,936. The loan was unanimously approved by the Company's board of directors.

     During 1997, pursuant to the Company's Stock Option Plan, the Company granted Mr. Hail 10-year nontransferable stock options exercisable for the purchase of 100,000 shares of Common Stock for $6.00 per share. On the date of grant of these stock option, the exercise price was equal to the fair value of the Common Stock. These options were surrendered by Mr. Hail in exchange for 100,000 stock options having the same terms other than an exercise price of $2.70 per share of Common Stock, which was equal to the fair value of the Common Stock on the date of exchange. These options were surrendered by Mr. Hail on October 8, 1998 in exchange for 100,000 stock options having the same terms other than an exercise price of $1.75 per share of Common Stock, which was equal to the fair value of the Common Stock on the date of exchange. These options became exercisable on April 8, 1999.

     During 1995, the Company granted United Financial Advisors, Inc. ("UFAI") five-year warrants exercisable for the purchase of 125,000 shares of Common Stock for $3.60 per share and 125,000 shares of Common Stock for $4.96 per share. All of the warrants were granted at or above the fair market value of the Common Stock on the date of grant. As a result of the grant of these warrants, UFAI became a greater than five percent beneficial owner of the Common Stock of the Company. These warrants were not granted pursuant to the Company's Stock Option Plan. Effective May 30, 1997, pursuant to written agreement between UFAI and the Company, the warrants exercisable for the purchase of 125,000 shares of Common Stock for $4.96 were released without exercise and canceled by the Company, at which time UFAI ceased to be a greater than five percent beneficial owner of the Common Stock. The remaining warrants held by UFAI are currently
exercisable.   In addition, UFAI received cash compensation of $10,000 and
$20,000 from the Company during 1995 and 1997, respectively, for consulting and financial advisory.

     On December 17, 1996, the Company adopted policies that any loans to officers, directors and five percent or more shareholders ("affiliates") are subject to approval by a majority of not less than two of the disinterested independent directors of the Company and that such loans and other transactions with affiliates will be on terms no less favorable than could be obtained from unaffiliated parties and approved by a majority of not less than two of the disinterested independent directors. As of December 31, 1998, the Board of Directors is comprised of five members, of which R. Terren Dunlap and Harland C. Stonecipher are the only independent directors.

                   OTHER BUSINESS TO BE BROUGHT BEFORE THE MEETING

     The Board of Directors knows of no business which will be presented for action at the Annual Meeting other than that described in the Notice of Annual Meeting of Shareholders and this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is the intention of the persons named in the accompanying Proxy to vote such Proxies as they deem advisable in accordance with their best judgment.


                    SHAREHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

     Under the existing rules of the Securities and Exchange Commission, any shareholder of the Company may present proposals on any matter which is a proper subject for consideration by the shareholders at the 2000 Annual Meeting of Shareholders, which the Company currently anticipates will be held on or before July 31, 2000. In order to be included in the proxy statement (or disclosure statement in the event proxies are not solicited by the Board of Directors of the Company) for the 2000 Annual Meeting of Shareholders, a proposal must be received by April 1, 2000. It is suggested that a Shareholder desiring to submit a proposal do so by sending the proposal certified mail, return receipt requested, addressed to the Secretary of the Company at its principal office, 2601 Northwest Expressway, Suite 1210W, Oklahoma City, Oklahoma 73112-7293. Detailed information for submitting proposals will be provided upon written request, addressed to the Secretary of the Company.

                               ------------------------

     Your cooperation in giving this matter your immediate attention and in returning your Proxy promptly will be appreciated.

                                   BY ORDER OF THE BOARD OF DIRECTORS



                                   Roger P. Baresel
                                   Corporate Secretary

June 4, 1999

     A COPY OF THE COMPANY'S ANNUAL REPORT, WHICH INCLUDES ITS FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998, IS ENCLOSED HEREWITH, AND THE COMPANY'S QUARTERLY REPORT ON FORM 10-QSB FOR THE QUARTER ENDED MARCH 31, 1999, EXCLUDING CERTAIN OF THE EXHIBITS, MAY BE OBTAINED WITHOUT CHARGE BY WRITING ADVANTAGE MARKETING SYSTEMS, INC., 2601 NORTHWEST EXPRESSWAY, SUITE 1210W, OKLAHOMA CITY, OKLAHOMA 73112-7293, ATTENTION: CORPORATE SECRETARY.

--------------------------------------------------------------------------------
PROXY                                                                      PROXY

                        ADVANTAGE MARKETING SYSTEMS, INC.
                     2601 Northwest Expressway, Suite 1210W
                       Oklahoma City, Oklahoma 73112-7293

                    THIS PROXY IS SOLICITED ON BEHALF OF THE
            BOARD OF DIRECTORS OF ADVANTAGE MARKETING SYSTEMS, INC.


     The undersigned hereby appoints John W. Hail and Roger P. Baresel as Proxies, each with the power to appoint his substitute, and hereby appoints and authorizes either of them to represent and vote as designated below, all the shares of Common Stock, $.0001 par value, of Advantage Marketing Systems, Inc. (the "Company") held of record by the undersigned on May 21, 1999, at the annual meeting of shareholders to be held on Friday July 16, 1999, or any adjournment thereof.

     1. To consider and act upon the re-election of Harland C. Stonecipher as a director for a term ending in 2002 and until his successor shall have been duly elected and qualified. A vote "For" will represent a vote for the nominee director.

                    / / FOR     / / AGAINST     / / ABSTAIN

     2. To consider and act upon the ratification and the appointment of Deloitte & Touche LLP as the Company's independent auditor for the fiscal year ending December 31, 1999. A vote "For" will represent a vote for such ratification and appointment.

                    / / FOR     / / AGAINST     / / ABSTAIN

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 and 2.

                                       Please sign exactly as the name
                                       appears to left. When shares are held
                                       by joint tenants, both should sign.
                                       When signing as attorney, as
                                       executor, administrator, trustee or
                                       guardian, please give full title as
                                       such. If a corporation, please sign
                                       in full corporate name by president
                                       or other authorized officer. If a
                                       partnership, please sign in
                                       partnership name by authorized person.

                                       Date:                           , 1999
                                           -----------------------------

                                       --------------------------------------
                                                    Signature

                                       --------------------------------------
                                              Signature if held jointly

                                       PLEASE MARK, SIGN, DATE AND RETURN
                                       THIS PROXY PROMPTLY USING THE ENCLOSED
                                       ENVELOPE.